UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2008
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)
(414) 271-6755
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 16, 2008, Sensient Technologies Corporation issued a press release disclosing its results of operations for its quarter and nine months ended September 30, 2008 and its financial condition at that date. The press release is furnished as Exhibit 99.1 to this Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1:	The following exhibit is furnished with this Report on Form 8-K: Sensient Technologies Corporation Earnings Press Release for the Quarter and Nine Months Ended September 30, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)
By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Vice President, Secretary and General Counsel

Date: October 17, 2008

EXHIBIT INDEX

Exhibit 99.1:	The following exhibit is furnished with this Report on Form 8-K: Sensient Technologies Corporation Earnings Press Release for the Quarter and Nine Months Ended September 30, 2008